UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 13, 2009
MidSouth Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officer.

On July 16, 2009, MidSouth Bancorp, Inc. (“MidSouth”) announced the appointment of James R. McLemore as Senior Executive Vice President and Chief Financial Officer of MidSouth and its subsidiaries effective as of July 13, 2009.  Prior to joining MidSouth, Mr. McLemore, age 49, served as Executive Vice President and Chief Financial Officer of Security Bank Corporation in Macon, Georgia for 6 ½ years.  He has over 24 years of banking experience, primarily as a CFO for publicly traded financial institutions.  Mr. McLemore is a Certified Public Accountant and a Chartered Financial Analyst.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 16, 2009

By:	/s/ C. R. Cloutier
C.R. Cloutier
President and Chief Executive Officer